CONSOLIDATED STATEMENTS OF COMPREHENSIVE LOSS - USD ($) $ in Thousands	12 Months Ended
	Feb. 28, 2022	Feb. 28, 2021	Feb. 29, 2020
CONSOLIDATED STATEMENTS OF COMPREHENSIVE LOSS
Net loss	$ (1,164,335)	$ (143,050)	$ (127,651)
Other comprehensive (loss) / income
Foreign currency translation adjustment	25,232	99,329	(48,947)
Unrealized gain/ (loss) on available-for-sale investments:
Net unrealized gains on available-for-sale investments, net of tax effect of (tax benefit)/tax expense of $(2,371), $944 and $(2,245) for the years ended February 29, 2020, February 28, 2021 and 2022, respectively	(50,557)	17,169	1,122
Other comprehensive (loss) /income	(25,325)	116,498	(47,825)
Comprehensive loss	(1,189,660)	(26,552)	(175,476)
Add: Comprehensive loss attributable to noncontrolling interests shareholders	28,841	25,796	19,321
Comprehensive loss attributable to TAL Education Group's shareholders	$ (1,160,819)	$ (756)	$ (156,155)